Annual Report

U.S.
Treasury
Funds
May 31, 1998

T. Rowe Price
Report Highlights
U.S. Treasury Funds

o Interest rates declined generally during the past six months; over the past year, longer-term rates fell sharply, but 90-day Treasury bills stayed even.

o The U.S. Treasury Money Fund's 2.44% six-month and 4.91% one-year returns modestly outpaced its peer group averages for the same periods.

o The U.S. Treasury Intermediate Fund outperformed its peers for the six-month period with a 3.78% gain, but weakness in the first half kept its 9.58% one-year return below the competition.

o    Using an aggressive strategy, the U.S. Treasury Long-Term
     Fund      outstripped its peer group results with 6- and
     12-month gains of   5.15% and 18.58%, respectively.

o    We expect the Federal Reserve to make no near-term
     changes to     short-term interest rates.

Fellow Shareholders

With the economy surging and inflation flat to declining, longer-term interest rates fell and bond prices rose substantially over the one-year period ended May 31, 1998. Despite considerable interim activity, 90-day Treasury bill rates ended the year where they began. The U.S. Treasury Funds notched attractive gains during the year, although returns over the past six months were more modest than in the first half.

Market Environment

The last time the Fed changed the federal funds target rate was more than a year ago, in March 1997. A marvelous economic environment, incorporating a near-ideal blend of steady growth and flat-even declining-inflation, encouraged the central bank's laissez-faire stance. Despite occasionally voicing concerns over the sustainability of these conditions, Fed officials did not find enough troubling data to support a change in policy.

While the target rate did not change, two important trends-increasing economic strength and the crises in Asia-captured investor attention and placed conflicting pressure on interest rates. The domestic economy continued to expand above trend, leading many investors to fear that the Fed might take a more restrictive policy. In actuality, economic strength indirectly benefited the bond market. The national budget moved into a projected surplus for fiscal year 1998 of $30 billion to $50 billion-a marked difference from fiscal years 1997 and 1996, when the budgets reflected net borrowing of $21 billion and $140 billion, respectively. The Treasury's borrowing needs consequently dwindled and, as a result, weekly Treasury bill auctions over the last year fell from $17.5 billion to $13 billion. The declining supply has forced yields down and bond prices up.

Interest Rate Levels

          30-Year        5-Year         90-Day
          Treasury Bond  Treasury Note  Treasury Bill
5/31/97   6.99           6.6            5.09
          6.72           6.31           5.1
          6.38           6              5.25
8/97      6.63           6.22           5.26
          6.35           5.94           4.98
          6.22           5.78           5.18
11/97          6.08           5.82           5.27
          5.93           5.71           5.4
          5.89           5.48           5.22
2/98      5.84           5.6            5.16
          5.92           5.62           5.19
          6.02           5.72           5.05
5/31/98   5.83           5.57           5.09


Inflation has also remained surprisingly tame-over the past six months, there was some evidence that prices were going down. This trend, unexpected in a period of strong growth, has been supported by recent currency and economic crises in Japan and Southeast Asia. In an effort to increase income and accumulate stronger currencies, Asia's corporations have been flooding the global markets with goods, and the excess supply has put a damper on world inflation trends. In addition, many investors thought that Asia's economic slowdowns (Japan's harsh recession in particular) would prove a drag on the domestic economy. These conditions at times made the money market very attractive to U.S. investors.

After a striking convergence in the first half of the year, yields among bonds of different maturities remained tightly packed over the last six months. At the period's end, the difference (or spread) between 30-year Treasury bonds and 90-day Treasury bills was only 74 basis points (100 basis points equal one percentage point). This flatness is likely to persist until the Fed shows a more pronounced inclination to change rates.

U.S. Treasury Money Fund

Periods Ended 5/31/98       6 Months      12 Months
_____________________________________________________________

U.S. Treasury Money Fund      2.44%        4.91%
Lipper U.S. Treasury

Money Market Funds Average    2.40         4.85
Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.

Although short-term interest rates fluctuated within a narrow range, the 90-day Treasury bill yield at May 31, 1998, was 5.09%-the same as a year earlier. Your fund made the most of a low-returning environment with 6- and 12-month gains of 2.44% and 4.91%, respectively, a step above the Lipper U.S. Treasury Money Market Funds Average returns of 2.40% and 4.85%. Dividends per share remained steady.

As discussed in previous reports, effective maturity management has been an important component of our strategy during this stretch of Fed inactivity. By our estimates, the fund's average weighted maturity was about 10 to 15 days longer than that of its typical peer throughout the period. A longer portfolio generally produces a better income for investors during periods of flat to declining interest rates. At the period's end, the fund's average maturity was 85 days, up from 74 days at November 30, 1997.

We also attempted to make use of frequent fluctuations in short-term rates. We felt fairly confident during the period that the Fed would not change interest rates, so when investors bid up money market securities in the hopes of a Fed easing, we took a more defensive approach by reducing average maturity. On the other hand, when people sold longer securities out of concern the Fed might raise rates, we increased maturity to become more aggressive. These decisions proved effective.

We helped keep maturity up by implementing a "barbell" strategy over the past year: that is, we held a significant stake in securities with one-year maturities for their somewhat higher yield and balanced their modest additional interest rate risk with more defensive one-month instruments. Fund performance also benefited from an almost 80% stake in Treasury coupon instruments (that is, notes with short remaining maturities) where yields are five to 10 basis points better than standard Treasury bills.

U.S. Treasury Intermediate Fund
Performance Comparison
Periods Ended 5/31/98
                          6 Months    12 Months
U.S. Treasury
Intermediate Fund             3.78%        9.58%

Lipper Average of Intermediate
U.S. Treasury Funds           3.63         9.77

Your fund posted a 3.78% total return over the last six months, ahead of 3.63% for the Lipper Average of Intermediate U.S. Treasury Funds. The fund's 9.58% return for the one-year period lagged 9.77% for the Lipper Average because, in the first half of the year, we were more conservatively postured than our peer group. Dividends per share remained relatively steady.

The recently improved relative performance can be partially attributed to new flexibility in the fund's investment policies. As indicated in our last report, the Board of Directors approved a change, effective January 15, that allows us to purchase securities with maturities up to 10 years. Although the portfolio's total average weighted maturity may not exceed seven years, this modification gives us more leeway in structuring the portfolio to achieve our goals.

Thus, over the last six months, we built up a 12% stake in securities with 8- to 10-year maturities as part of an overall effort to increase duration. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of five years will normally have a 5% appreciation or decline in price in response to a one-percentage-point fall or rise in interest rates.) We specifically targeted longer bonds than we had held early in the year. Duration ended the period at 5.0 years, up from 4.5 years six months ago (and only 3.6 years at the same time last year). The strategy worked: declining rates among intermediate bonds and an overall strong Treasury market helped longer-term Treasuries outperform their shorter siblings.

We nudged the fund's holdings in GNMA mortgage-backed securities from 13% of assets to 14%-close to the fund's 15% maximum. Although declining rates caused a rise in prepayments early in the period, GNMAs eventually recovered. Investment in these securities, which are backed by the U.S. government, provided the fund higher income without sacrificing credit quality. GNMAs should continue to be a sound component of the fund's investment program while interest rates remain relatively stable.

U.S. Treasury Long-Term Fund
Performance Comparison

Periods Ended 5/31/98     6 Months    12 Months

U.S. Treasury
Long-Term Fund                5.15%       18.58%

Lipper Average of General
U.S. Treasury Funds           4.53        13.60

Your fund's 6- and 12-month returns were 5.15% and 18.58%, well ahead of the Lipper Average of General U.S. Treasury Funds' gains of 4.53% and 13.60% for the same periods. Its six-month dividends per share rose by one penny compared with November 30, 1997, partly due to the fund's aggressive interest rate posture.

Our superior performance, especially over the past year, was attributable in large part to consistency. While many investors were distracted by the possibility of a change in Fed policy, we pursued a long-duration strategy that assumed rates would not change. We believed that as long as the federal funds target remained stable, long-term rates would trend down and longer bonds would provide the most attractive income. We therefore kept the fund's average maturity near the maximum end of its allowable range and its duration at approximately 11 years-longer than most competing funds. The strategy worked quite well in a generally falling interest rate environment.

We acknowledge that this approach makes the fund's share price very sensitive to interest rate changes. However, we still feel that it is appropriate. Inflation is extremely low, interest rates are flat to declining, and despite occasional fears there has been virtually no hard data to suggest that these trends are coming to an end.
We are still enhancing the fund's dividends by investing approximately 12% of assets in mortgage-backed securities, which offer somewhat higher income than Treasuries in addition to top-of-the-line credit quality. We also expect these securities, which are less sensitive to rising rates than Treasuries, to provide a hedge if the market changes direction.

Outlook

With the troubles in Asia putting pressure on the U.S. economy and domestic inflation under wraps, we see little likelihood of any tightening by the Fed in the near future and possibly not through year-end. As long as the central bank stands pat, we expect to remain somewhat more aggressive than our peers. However, we plan to keep a close eye on inflation data. If there were any evidence that inflation is starting to pick up, we would consider more defensive strategies.

Respectfully submitted,

Peter Van Dyke
President
June 19, 1998

T. Rowe Price U.S. Treasury Funds
Portfolio Highlights
Key statistics
                                      11/30/97      5/31/98
U.S. Treasury Money Fund

Price Per Share                     $     1.00   $     1.00

Dividends Per Share

     For 6 months                        0.024        0.024

     For 12 months                       0.047        0.048

Dividend Yield (7-Day Compound) *        4.97%        4.91%

Weighted Average Maturity (days)            74           85

Weighted Average Quality **         First Tier   First Tier

U.S. Treasury Intermediate Fund

Price Per Share                     $     5.25   $     5.30

Dividends Per Share

     For 6 months                         0.15         0.15

     For 12 months                        0.31         0.30

Dividend Yield *

     For 6 months                         5.98%        5.61%

     For 12 months                        6.17         5.88

Weighted Average Maturity (years)          5.7          6.3

Weighted Average

     Effective Duration (years)            4.5          5.0

Weighted Average Quality ***               AAA          AAA

Key statistics
                                      11/30/97      5/31/98
U.S. Treasury Long-Term Fund

Price Per Share                     $    11.14   $    11.39

Dividends Per Share

     For 6 months                         0.31         0.32

     For 12 months                        0.63         0.63

Dividend Yield *

     For 6 months                         5.97%        5.70%

     For 12 months                        6.23         5.92

Weighted Average Maturity (years)         22.8         23.0

Weighted Average

     Effective Duration (years)           11.1         11.4

Weighted Average Quality ***               AAA          AAA
(continued on next page)

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by
     T. Rowe Price.
***  Based on T. Rowe Price research.
Note:Investments in the U.S. Treasury Funds are neither insured nor guaranteed by the U.S. government.

T. Rowe Price U.S. Treasury Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

U.S. Treasury Money Fund

            Lipper U.S. Treasury
                Money Market          U.S. Treasury
                Funds Average          Money Fund

5/88               $10,000              $ 10,000
5/89                10,784                10,762
5/90                11,657                11,616
5/91                12,474                12,399
5/92                13,049                12,955
5/93                13,413                13,305
5/94                13,766                13,654
5/95                14,394                14,279
5/96                15,112                15,004
5/97                15,825                15,715
5/98                16,597                16,486

T. Rowe Price U.S. Treasury Intermediate Fund

                Salomon Smith
                Barney 1-7            U.S. Treasury
             Year Treasury Index    Intermediate Fund

9/29/89            $10,000              $10,000
5/90                10,519               10,480
5/91                11,747               11,657
5/92                13,051               12,975
5/93                14,281               14,361
5/94                14,494               14,462
5/95                15,712               15,805
5/96                16,606               16,362
5/97                17,743               17,422
5/98                19,165               19,091

T. Rowe Price U.S. Treasury Long-Term Fund

                Salomon Smith
                Barney 1-7            U.S. Treasury
             Year Treasury Index     Long-Term Fund

9/29/89            $10,000              $ 10,000
5/90               10,426                 10,301
5/91               11,669                 11,418
5/92               13,070                 12,766
5/93               14,658                 14,557
5/94               14,822                14,543
5/95               16,436                16,760
5/96               17,091                16,932
5/97               18,364                18,281
5/98               20,442                21,676

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                              Since  Inception
5/31/98      1 Year   Years     Years  Inception       Date
______________________________________________________________________

U.S. Treasury
Money Fund    4.91%   4.38%     5.13%          -    6/28/82

U.S. Treasury
Intermediate
Fund           9.58    5.86         -      7.74%    9/29/89

U.S. Treasury
Long-Term Fund18.58    8.29         -       9.33    9/29/89

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed.

T. Rowe Price U.S. Treasury Money Fund
For a share outstanding throughout each period
Financial Highlights

                    Year                    3 Months+    Year
                   Ended                        Ended   Ended
                 5/31/985/31/975/31/965/31/95 5/31/94 2/28/94

NET ASSET VALUE

Beginning of
period             $1.000 $1.000 $1.000 $1.000 $ 1.000 $1.000
Investment activities

Net investment income0.048 0.046  0.050  0.045   0.007  0.025
Distributions

Net investment income(0.048)(0.046)(0.050)(0.045)(0.007)(0.025)

NET ASSET VALUE

End of period      $1.000 $1.000 $1.000 $1.000 $ 1.000 $1.000
          __________________________________________________

Ratios/Supplemental Data

Total return*       4.91%  4.74%  5.08%  4.58%   0.73%  2.51%

Ratio of expenses to
average net assets  0.51%  0.56%  0.53%  0.56%   0.57%! 0.64%

Ratio of net investment
income to average
net assets          4.82%  4.65%  4.93%  4.51%   2.87%! 2.48%

Net assets, end of period
(in thousands)$846,586$821,075$760,010$719,215 $654,837$613,583

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.
+    The fund's fiscal year-end was changed to May 31.

T. Rowe Price U.S. Treasury Intermediate Fund

                Year                        3 Months+    Year
               Ended                            Ended   Ended
             5/31/98  5/31/97 5/31/96 5/31/95 5/31/94 2/28/94

NET ASSET VALUE

Beginning of
period        $ 5.12  $ 5.11  $  5.25 $  5.11  $ 5.32 $  5.42

Investment activities

Net investment
income          0.30    0.31     0.33    0.31    0.08    0.29

Net realized and
unrealized gain
(loss)          0.18    0.01   (0.14)    0.14  (0.19)  (0.09)

Total from
investment
activities      0.48    0.32     0.19    0.45  (0.11)    0.20

Distributions
Net investment
income        (0.30)  (0.31)   (0.33)  (0.31)  (0.08)  (0.29)

Net realized
gain               -       -        -       -  (0.02)  (0.01)

Total
distributions (0.30)  (0.31)   (0.33)  (0.31)  (0.10)  (0.30)


NET ASSET VALUE

End of period $ 5.30  $ 5.12  $  5.11 $  5.25  $ 5.11 $  5.32
    _________________________________________________________

Ratios/Supplemental Data

Total return*  9.58%   6.48%    3.52%   9.29% (2.16)%   3.80%

Ratio of
expenses to
average net
assets         0.61%   0.64%    0.65%   0.69%  0.70%!   0.79%

Ratio of net
investment
income to average
net assets     5.72%   6.11%    6.14%   6.19%  5.78%!   5.41%

Portfolio turnover
rate          112.8%   57.9%    40.7%   81.1%  45.5%!   20.2%

Net assets, end
of period
(in thousands)$203,027$180,609$174,176$172,666 $181,231$175,953


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.
+    The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
For a share outstanding throughout each period
Financial Highlights

                Year                        3 Months+    Year
               Ended                            Ended   Ended
             5/31/98 5/31/97  5/31/96 5/31/95 5/31/94 2/28/94

NET ASSET VALUE

Beginning of
period        $10.17  $10.02  $ 10.54 $  9.81  $10.46 $ 10.79

Investment activities

Net investment
income          0.63    0.63    0.65*   0.68*   0.17*   0.68*

Net realized and
unrealized
gain (loss)     1.22    0.15   (0.52)    0.73  (0.64)  (0.04)

Total from
investment
activities      1.85    0.78     0.13    1.41  (0.47)    0.64

Distributions

Net investment
income        (0.63)  (0.63)   (0.65)  (0.68)  (0.17)  (0.68)

Net realized
gain          -       -       -       -        (0.01) (0.29)

Total
distributions (0.63)  (0.63)   (0.65)  (0.68)  (0.18)  (0.97)

NET ASSET VALUE

End of period $11.39  $10.17  $ 10.02 $ 10.54  $ 9.81 $ 10.46
    _________________________________________________________

Ratios/Supplemental Data

Total return* 18.58%   7.97%   1.02%* 15.24%*(4.50)%*  5.89%*

Ratio of expenses
to average net
assets         0.67%   0.80%   0.80%*  0.80%* 0.80%*!  0.80%*

Ratio of net
investment
income to average
net assets     5.71%   6.22%   6.05%*  7.05%* 6.75%*!  6.17%*

Portfolio turnover
rate           80.8%   67.6%    60.1%   99.3% 246.9%!   59.4%

Net assets,
end of period
(in thousands)$275,850$71,263 $70,326 $65,284  $54,237$56,632

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 0.80% voluntary expense
     limitation in effect through 5/31/97.
!    Annualized.
+    The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

U.S. Treasury Money Fund
May 31, 1998

Statement of Net Assets               Par/Shares      Value
In thousands

U.S. GOVERNMENT OBLIGATIONS 97.0%

U.S. Treasury Obligations  97.0%

U.S. Treasury Bills

    4.60%, 7/9/98                   $    1,220   $    1,214

    4.73%, 7/23/98                       8,697        8,638

    4.795%, 6/18/98                      2,553        2,547

    4.835%, 6/18/98                      8,608        8,588

    5.00%, 6/18/98                      26,303       26,241

    5.05%, 6/11/98                      30,000       29,958

    5.07%, 8/20/98                       2,663        2,633

    5.075%, 8/20/98                     10,000        9,887

U.S. Treasury Notes

    5.25%, 7/31/98                      20,000       19,996

    5.75%, 12/31/98                     20,000       20,019

    5.875%, 8/15 - 10/31/98            130,000      130,147

    6.00%, 9/30/98                     100,000      100,190

    6.125%, 8/31/98                    100,000      100,166

    6.25%, 6/30/98 - 3/31/99           200,000      200,301

    7.125%, 10/15/98                    60,000       60,375

    8.25%, 7/15/98                     100,000      100,346

Total U.S. Government
    Obligations (Cost  $821,246)                    821,246

Total Investments in Securities
97.0% of Net Assets (Cost  $821,246)             $  821,246

Other Assets Less Liabilities                        25,340

NET ASSETS                                       $  846,586
                                                   ________
Net Assets Consist of:
Accumulated net investment
    income - net of distributions                       $81

Accumulated net realized
    gain/loss - net of distributions                    162

Paid-in-capital applicable to 846,421,169
    shares of $0.01 par value capital stock
    outstanding; 1,000,000,000 shares of
    the Corporation authorized                      846,343

NET ASSETS                                         $846,586
                                                   ________
NET ASSET VALUE PER SHARE                             $1.00
                                                   ________
The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Intermediate Fund    May 31, 1998

Statement of Net Assets             Par/Shares        Value
                                                 In thousands

U.S. GOVERNMENT OBLIGATIONS 85.6%

U.S. Treasury Obligations  85.6%

U.S. Treasury Bonds, 11.625%, 11/15/04$ 12,100   $   15,963

U.S. Treasury Notes

    Zero Coupon, 8/15/03                 4,000        3,000

    Zero Coupon, 2/15/04                 4,500        3,281

    Zero Coupon, 2/15/05                14,600       10,041

    Zero Coupon, 2/15/06                21,000       13,602

    Zero Coupon, 2/15/08                 4,000        2,301

    5.75%, 8/15/03                      21,500       21,655

    5.875%, 2/15/04                     21,125       21,415

    6.25%, 2/15/03                       9,900       10,160

    6.50%, 5/15/05 - 10/15/06           49,835       52,341

    7.50%, 2/15/05                      18,100       19,955

Total U.S. Government
    Obligations (Cost  $171,009)                    173,714
U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  13.5%
U.S. Government Guaranteed Obligations  13.5%
Government National Mortgage Assn.
    I
      6.50%, 8/15/02 - 4/15/28           8,230        8,194

      7.00%, 7/15 - 9/15/16              1,767        1,826

      7.50%, 2/15/16 - 11/15/17          1,423        1,487

      8.00%, 2/15/08 - 10/15/25          2,606        2,729

      8.50%, 8/15/04 - 4/15/23           1,375        1,457

      9.00%, 5/15/16 - 11/15/25            155          167

      9.50%, 12/15/24 - 5/15/25            984        1,066

      10.00%, 8/15/19                      150          167

      10.50%, 11/15/14                     166          185

      11.00%, 12/15/09 - 12/15/19        1,016        1,147

      11.50%, 3/15/10 - 11/15/18         2,028        2,325

      12.50%, 10/15/13 - 3/15/15           248          291

Government National Mortgage Assn.
    II
      9.00%, 10/20/16 - 2/20/27     $      217   $      230

      9.50%, 1/20 - 11/20/25               248          267

      10.50%, 1/20/16 - 6/20/19            829          918

    GPM, I, 11.00%, 9/15/10                179          199

    Midget, I

      6.00%, 12/15/08 - 3/15/11            865          862

      7.50%, 10/15/07 - 12/15/10         1,628        1,685

      9.00%, 5/15/01 - 10/15/05          1,379        1,430

      9.50%, 7/15/98 - 12/15/05            406          422

      10.00%, 11/15/00 - 9/15/05           194          205

      10.50%, 1/15/01 - 9/15/04             41           44

      11.00%, 8/15/00                       19           19

      11.50%, 11/15/98 - 7/15/00            86           89

    Midget, II

      11.00%, 9/20/99                        3            3

      11.50%, 12/20/98 - 10/20/00           10           10

Total U.S. Government Mortgage-Backed
    Securities (Cost  $26,987)                       27,424

MONEY MARKET FUNDS  0.1%

Government Reserve
    Investment Fund, 5.46% #               260          260

Total Money Market Funds (Cost $260)                    260

Total Investments in Securities
99.2% of Net Assets (Cost  $198,256)               $201,398

Other Assets Less Liabilities                         1,629

NET ASSETS                                         $203,027
                                                   ________
Net Assets Consist of:

Accumulated net investment
    income - net of distributions                $    (932)

Accumulated net realized
    gain/loss - net of distributions                  2,210

Net unrealized gain (loss)                            3,142

Paid-in-capital applicable to
    38,278,914 shares of $0.01 par
    value capital stock outstanding;
    1,000,000,000 shares of the
    Corporation authorized                          198,607

NET ASSETS                                       $  203,027
                                                    _______
NET ASSET VALUE PER SHARE                        $     5.30
                                                    _______

    # Seven-day yield
    GPM Graduated Payment Mortgage

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
May 31, 1998

Statement of Net Assets             Par/Shares        Value
                                                 In thousands
U.S. GOVERNMENT OBLIGATIONS 85.9%

U.S. Treasury Obligations  85.9%

U.S. Treasury Bonds

    6.00%, 2/15/26                  $   37,000   $   37,555

    6.125%, 11/15/27                    12,250       12,799

    6.25%, 8/15/23                      42,000       43,929

    6.375%, 8/15/27                     21,550       23,096

    6.625%, 2/15/27                      6,500        7,166

    7.125%, 2/15/23                     25,000       28,926

    7.25%, 5/15/16                      31,000       35,689

    7.50%, 11/15/24                     17,000       20,613

    7.625%, 2/15/25                     18,000       22,143

    9.25%, 2/15/16                       3,750        5,133

Total U.S. Government
    Obligations (Cost  $222,218)                    237,049
U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  12.3%

U.S. Government Guaranteed Obligations  12.3%
Government National Mortgage Assn.
    I

      8.00%, 10/15/16 - 3/15/17            259          273

      8.50%, 12/15/24 - 6/15/26          2,550        2,695

      9.00%, 11/15/04 - 8/15/25          8,209        8,853

      9.50%, 8/15/09 - 12/15/17          9,387       10,250

      10.00%, 12/15/17 - 7/15/22         1,214        1,344

      10.50%, 5/15/13 - 7/15/19            315          353

      11.50%, 10/15/10 - 8/15/15           147          168

    II

      7.00%, 11/20/23 - 1/20/24             42           42

      8.50%, 10/20/24                      781          820

    Project Loan, I, 7.35%, 7/15/32        361          383

    REMIC

      6.35%, 1/20/28                     5,000        4,725

      6.50%, 10/16/24                    2,000        1,972

      7.00%, 5/16/24                     2,000        2,032

      Interest Only, 8.00%, 6/16/23**      749          106

Total U.S. Government Mortgage-Backed
    Securities (Cost  $33,628)                       34,016

MONEY MARKET FUNDS  0.3%

Government Reserve Investment
    Fund, 5.46% #                          673   $      673

Total Money Market Funds (Cost $673)                    673

Total Investments in Securities
98.5% of Net Assets (Cost  $256,519)             $  271,738

Other Assets Less Liabilities                         4,112

NET ASSETS                                       $  275,850
                                                    _______
Net Assets Consist of:

Accumulated net investment
    income - net of distributions                $       12

Accumulated net realized
    gain/loss - net of distributions                    920

Net unrealized gain (loss)                           15,219

Paid-in-capital applicable to
    24,213,350 shares of $0.01 par
    value capital stock outstanding;
    1,000,000,000 shares of the
    Corporation authorized                          259,699

NET ASSETS                                       $  275,850
                                                    _______
NET ASSET VALUE PER SHARE                        $    11.39
                                                    _______

**    For Interest Only securities, par amount
      represents notional principal, on which
      the fund receives interest.
#     Seven-day yield
REMIC Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Funds
Statement of Operations
                               Money Intermediate Long-Term
                                Fund       Fund        Fund
                                Year       Year        Year
                               Ended      Ended       Ended
                             5/31/98    5/31/98     5/31/98

Investment Income
Interest income            $  43,933   $ 12,270   $  11,410
Expenses

    Investment management      2,668        724         687

    Shareholder servicing      1,277        278         349

    Custody and accounting       111        101          91

    Prospectus and
      shareholder reports         84         25          18

    Registration                  39         27          27

    Legal and audit               15         12          11

    Directors                      7          7          12

    Miscellaneous                  8          5           4

    Total expenses             4,209      1,179       1,199

Net investment income         39,724     11,091      10,211

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    on securities                 22      3,504       1,725
Change in net unrealized gain or loss
    on securities                  -      2,971      13,578

Net realized and unrealized
    gain (loss)                   22      6,475      15,303

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS     $  39,746   $ 17,566   $  25,514
                              ______     ______      ______

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Money Fund

Statement of Changes in Net Assets
                                          Year
                                         Ended
                                       5/31/98      5/31/97
Increase (Decrease) in Net Assets

Operations

    Net investment income           $   39,724   $   36,600

    Net realized gain (loss)                22           16

    Increase (decrease) in net assets
      from operations                   39,746       36,616

Distributions to shareholders

    Net investment income             (39,724)     (36,600)

Capital share transactions*

    Shares sold                      2,832,862    2,298,880

    Distributions reinvested            38,169       35,238

    Shares redeemed                (2,845,542)  (2,273,069)

    Increase (decrease) in net
    assets from capital share transactions25,489     61,049

Net Assets

Increase (decrease) during period       25,511       61,065

Beginning of period                    821,075      760,010

End of period                       $  846,586   $  821,075
                                       _______      _______
*Share information

    Shares sold                      2,832,862    2,298,880

    Distributions reinvested            38,169       35,238

    Shares redeemed                (2,845,542)  (2,273,069)

    Increase (decrease) in
    shares outstanding                  25,489       61,049

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund

Statement of Changes in Net Assets
                                          Year
                                         Ended
                                       5/31/98      5/31/97
Increase (Decrease) in Net Assets

Operations

    Net investment income           $   11,091   $   11,210

    Net realized gain (loss)             3,504        (129)

    Change in net unrealized gain or loss2,971          187

    Increase (decrease) in net
      assets from operations            17,566       11,268

Distributions to shareholders

    Net investment income             (11,091)     (11,195)

    Tax return of capital                    -         (15)

    Decrease in net assets
      from distributions              (11,091)     (11,210)

Capital share transactions*

    Shares sold                         70,483       89,735

    Distributions reinvested             8,823        8,985

    Shares redeemed                   (63,363)     (92,345)

    Increase (decrease) in net assets
      from capital share transactions   15,943        6,375

Net Assets

Increase (decrease) during period       22,418        6,433

Beginning of period                    180,609      174,176

End of period                       $  203,027   $  180,609
                                       _______      _______
*Share information

    Shares sold                         13,387       17,454

    Distributions reinvested             1,679        1,746

    Shares redeemed                   (12,041)     (18,022)

    Increase (decrease) in
      shares outstanding                 3,025        1,178

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
Statement of Changes in Net Assets
In thousands
                                          Year
                                         Ended
                                       5/31/98      5/31/97
Increase (Decrease) in Net Assets

Operations

    Net investment income           $   10,211   $    4,515

    Net realized gain (loss)             1,725        (130)

    Change in net unrealized gain or loss13,578       1,424

    Increase (decrease) in net
      assets from operations            25,514        5,809

Distributions to shareholders

    Net investment income             (10,211)      (4,515)

Capital share transactions*

    Shares sold                        237,577       28,170

    Distributions reinvested             9,579        3,826

    Shares redeemed                   (57,872)     (32,353)

    Increase (decrease) in net assets
      from capital share transactions  189,284        (357)

Net Assets

Increase (decrease) during period      204,587          937

Beginning of period                     71,263       70,326

End of period                       $  275,850   $   71,263
                                       _______       ______
*Share information

    Shares sold                         21,591        2,775

    Distributions reinvested               859          375

    Shares redeemed                    (5,242)      (3,160)

    Increase (decrease) in
      shares outstanding                17,208         (10)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Funds
May 31, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies
T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate
Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of U.S. Government securities, other than short-term securities, for the year ended May 31, 1998, were as follows:

                                Intermediate  Long-Term
                                        Fund       Fund
U.S. government securities
    Purchases                   $236,738,000$328,398,000
    Sales                        214,313,000142,867,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At May 31, 1998, the Intermediate and Long-Term Funds had no unused realized capital loss carryforwards for federal income tax purposes. Capital loss carryforwards utilized by the Intermediate and Long-Term Funds in fiscal 1998 amounted to $1,309,000 and $591,000, respectively.

In order for the Intermediate Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income        $   (15,000)

Undistributed net realized gain                  15,000


At May 31, 1998, the aggregate costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax and financial reporting purposes were $821,246,000, $198,256,000, and $256,519,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

                                Intermediate  Long-Term
                                        Fund       fund

Appreciated investments           $3,181,000 $15,739,000

Depreciated investments             (39,000)  (520,000)

Net unrealized gain (loss)        $3,142,000 $15,219,000

Note 4 - Related Party Transactions

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $228,000, $63,000, and $84,000 were payable at May 31, 1998 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the Long-Term Fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the Long-Term Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to a previous agreement, $22,000 of unaccrued 1996-1997 fees were repaid during the year ended May 31, 1998.

In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $1,110,000, $289,000, and $378,000, respectively, for the year ended May 31, 1998, of which $109,000, $30,000, and $2,000, respectively, were payable at period-end.

Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 61.1% of the outstanding shares of the Long-Term Fund at May 31, 1998. For the year then ended, the Long-Term Fund was allocated $192,000 of Spectrum expenses, none of which was payable at period-end.

The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and the Long-Term Funds for the year ended May 31,1998, totaled $110,000 and $64,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price U.S. Treasury Funds
Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price U.S. Treasury Funds, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund, and U.S. Treasury Long-Term Fund (constituting T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the "Funds") at May 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 1998, and the financial highlights for each of the four years in the period ended May 31, 1998, for U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund and for each of the fiscal periods presented for U.S. Treasury Money Fund, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund for the fiscal periods presented prior to the year ended May 31, 1995, were audited by other independent accountants whose report dated June 17, 1994, expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address:
www.troweprice.com

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

Money Market FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load

Variable Annuity
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*   Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
*** Closed to new investors.
!   Formerly named Global Government Bond.
!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.

T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price U.S. Treasury Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


T. Rowe Price Investment Services, Inc., Distributor.C07-050  5/31/98